Investor Update February 2018 Exhibit 99.01

Disclaimers This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) and Valero Energy Partners LP (“VLP” or the “Partnership”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “believe,” “estimate,” “expect,” “forecast,” “could,” “may,” “will,” “targeting,” “illustrative” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero or VLP, as applicable, and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero or VLP, as applicable. Although Valero and VLP believe that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond their respective control, neither Valero nor VLP can give assurance that either will achieve or accomplish their respective expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s and VLP’s filings with the Securities and Exchange Commission, including Valero’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com, and VLP’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and other reports available on VLP’s website at www.valeroenergypartners.com. These risks could cause the actual results of Valero or VLP to differ materially from those contained in any forward-looking statement. This presentation includes non-GAAP financial measures. Our reconciliations of non-GAAP financial measures to GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative to GAAP financial measures.

Who We Are (NYSE: VLP) Sponsored by Premier Independent Refiner, Valero Valero (NYSE:VLO) is our general partner and majority owner $40 billion market capitalization(2) VLP’s assets are integrated with VLO’s refining system Growth Oriented Master Limited Partnership Liquids focused logistics assets 1.0 million BPD(1) of pipeline throughput 2.9 million BPD(1) of terminaling throughput 100% fee-based revenues Vehicle to fund logistics growth at VLO $3 billion market capitalization(2) (1) For the year ended Dec 31, 2017. (2) As of Feb 6, 2018, VLP at $43.40 per unit and VLO at $90.46 per share.

Bullish Fundamentals for Valero and Refining Should Drive High Utilization of VLP Assets SUPPLY DEMAND REGULATORY AND GEOPOLITICAL Evolving U.S. legislative and regulatory landscape Recent tax reform Emerging global developments PRODUCTION Abundant global supply of crude oil and natural gas Permian Basin and Canadian crude production growth offsetting OPEC supply cuts to the U.S. Expanding North American logistics capacity continues to add efficiency to crude oil movements World economies aligned for sustainable economic growth Healthy product demand in lower price environment Product shortages in Latin America, Eastern Canada, Europe, and Africa International Maritime Organization bunker fuel specification shift supports diesel demand Global petrochemicals demand growing Limited spare global refining capacity supporting product margins Global petroleum demand growth outpacing capacity expansions Macro environment themes represent industry consultant views.

Our Strategic Vision Maintain safe and environmentally responsible operations ` Generate stable, predictable cash flows, avoiding commodity price risks and protecting revenues with minimum volume commitments (MVCs) and long-term agreements… Demonstrate financial discipline by maintaining a strong balance sheet, healthy distribution coverage and investment grade credit ratings Maintain growth profile, targeting drop downs from VLO, organic projects, and logistics acquisitions

Diversified Asset Portfolio

Long Term Agreements Provide Stable and Predictable Cash Flows Transportation and terminal services agreements have 10 year initial terms and five year renewal terms Approximately 85% of revenues supported by MVCs No direct commodity price exposure

Maintain growth profile, targeting drop downs from VLO, organic projects, and midstream acquisitions Grow annual distributions at target rate of at least 20% for 2018 and deliver top tier distribution growth beyond 2018 Maintain investment grade credit ratings Executing from a Position of Fundamental Strength Strategy & Financial Highlights Increased quarterly cash distribution 139% over MQD Grew annualized EBITDA attributable to the Partnership to more than $365 million(1) Peer leading distribution coverage(2) Debt/EBITDA ratio of 3.4x for year ended Dec 31, 2017 See slides 24 – 27 for non-GAAP disclosures. * This is the minimum quarterly distribution (MQD). The actual distribution was smaller as it was prorated for the period of Dec 16 – 31. (1) Annualized based on 4Q17 EBITDA. (2) Peer group includes MPLX, PSXP, ANDX, and SHLX. (3) Beginning in 2017, distributable cash flow (DCF) reflects semiannual cash payment (2Q and 4Q) for interest on senior notes issued in 2016 while interest expense is recognized on a quarterly basis.

Retained distributable cash flow Available to fund growth through acquisitions and organic projects Strong coverage allows for distribution growth without acquisitions through 2018 Sponsor provided seller-financing for acquisitions $555 MM of subordinated loans, of which $370 MM is outstanding $301 MM of equity issued through Dec 31, 2017 Debt and equity markets ATM program, approximately $305 MM of capacity remained as of Dec 31, 2017 Private placement, as well as public offerings, could be considered Investment grade credit ratings VLP’s Strong Financial Position Provides Flexibility for Growth Flexible Funding Options for Growth

Delivering Organic Growth Diamond Green Diesel logistics assets at the St. Charles Terminal Rail loading facility completed in 2Q17 180,000 barrel storage tank expected to be complete in 1Q18 Supported by a long-term, fee based contract through June 2033 Approximately $20 MM total project cost Port Arthur Products System 320,000 barrel storage tank completed in Dec 2017 Approximately $13 MM project cost Corpus Christi terminals Improvements aimed at increasing gasoline segregation and blending capabilities Started up in Dec 2017 Approximately $4 MM project cost Projects in Execution Phase

VLO’s Recent Investment in MLP Eligible Midstream Assets in the U.S. Mid-Continent Diamond Pipeline 440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing, started up in Nov 2017 Improves crude supply flexibility and blend quality Approximately $460 MM of project cost for Valero’s 50% share Attractive economics versus Capline crude delivery at current(1) LLS/WTI price differentials (1) As of Feb 6, 2018.

VLO's Recent Investments in MLP Eligible Midstream Assets in the U.S. Gulf Coast



Texas
WILLIAMSON COUNTY
HEARNE
Austin
HOUSTON



Pasadena terminal

Extending Product Supply Chain in Central Texas and the U.S. Gulf Coast

- Central Texas pipelines and terminals to supply high-growth refined products market
  - Approximately 205 miles of pipe[(1)], 960 MB of total storage capacity, and a truck rack
- Pasadena refined products terminal joint venture with Magellan Midstream Partners (NYSE: MMP)
  - Initially includes 5 MM barrels of storage capacity, two ship docks, and a three-bay truck rack
- Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending
- Valero costs of $380 MM for central Texas logistics and $410 MM for Pasadena terminal, with completion expected in mid-2019 and early 2020, respectively

(1) Valero to own ~70 mile pipeline from Hearne to Williamson County and 40% undivided interest in 135 mile pipeline from Houston to Hearne.

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VALERO ENERGY PARTNERS LP

Approximately $1 Billion of Estimated MLP Eligible EBITDA(1) Inventory at VLO Racks, Terminals, and Storage(2) Over 60 million barrels of active shell capacity for crude oil and products 139 truck rack bays Rail Approximately 5,250 purchased railcars, expected to serve long-term needs of ethanol, asphalt, aromatics, and other products Pipelines(2) Over 1,500 miles of active pipelines Diamond Pipeline from Cushing to Memphis started up in Nov 2017 Marine(2) 51 docks Two Panamax class vessels (joint venture) Wholesale Fuels Marketing Approximately 800 MBPD fuels distribution volume (1)Estimate as of Jan 17, 2018. We are unable to provide a reconciliation of this forward-looking estimate of non-GAAP EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown financing terms, acquisition timing, unanticipated acquisition costs, negotiation of acquisition terms, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. (2)Includes assets that have other joint venture or minority interests. Does not include ethanol assets.

Delivered Peer-Leading(1,2) Returns, Coverage, and Leverage VLP70% AMZ-14% (1) Peer group includes MPLX, PSXP, ANDX, and SHLX. (2) Alerian MLP Index (NYSE: AMZ) includes peers MPLX, PSXP, ANDX, SHLX, and 35 other MLPs such as EPD, ETP, MMP, PAA, WPZ, and WES. (3) Total stockholder return (TSR) from Dec 16, 2013, through Feb 6, 2018. TSR includes stock price appreciation and distributions paid. (4) Distribution coverage defined as distributable cash flow divided by total distribution declared sourced from company reports. (5) Source: Company reports. See slides 24 – 27 for non-GAAP disclosures. Solid performance since our IPO, peer leading distribution coverage, and low debt-to-EBITDA. Peer Range Median

Competitive Strengths Strong Sponsor Strategic relationship with investment grade sponsor VLO Quality Assets High quality, well maintained assets located in advantaged regions Stable and Predictable Revenues Fee-based agreements with no direct exposure to commodity price risks Contracts with 10 year initial terms and five year renewal terms About 85% of revenues supported by minimum volume commitments Strong Balance Sheet Financial flexibility to fund growth with strong distribution coverage and 3.4x debt/EBITDA ratio(1) Maintain investment grade credit ratings Long Runway for Growth Drop downs from sponsor Organic growth and midstream acquisitions Distribution Growth Top tier distribution growth at a level that rewards the Partnership while maintaining healthy coverage Annual distribution growth target of at least 20% for 2018 (1) Coverage and debt/EBITDA ratio as of Dec 31, 2017. See slides 24 – 27 for non-GAAP disclosures.

Appendix Contents Topic Pages Organizational Structure 17 VLP Acquisitions 18 – 22 Map of VLO Assets 23 Non-GAAP Disclosures 24 – 27 Investor Relations Contacts 28

Organizational Structure(1) Valero Energy Corporation (NYSE: VLO) A wholly owned subsidiary of Valero Energy Corporation Common Units Valero Energy Partners GP LLC (our General Partner) General Partner Units Incentive Distribution Rights Valero Energy Partners LP (NYSE: VLP) Valero Partners Operating Co. LLC 66.2% limited partner interest 100.0% ownership interest 100.0% ownership interest 2.0% general partner interest Public Unitholders Common Units 100.0% ownership interest Operating Subsidiaries 31.8% public interest 100.0% ownership interest (1) As of Jan 31, 2018.

IPO Assets and Texas Crude Systems Business Texas Crude Systems Business (7-1-14) Pipelines, truck unloading sites, and storage supporting VLO’s McKee, Three Rivers, and Ardmore refineries McKee system includes 72 MBPD of throughput capacity and 240,000 barrels of storage for crude oil Three Rivers system includes 11 truck unloading sites and three 110 MBPD crude oil pipelines Wynnewood system includes 90 MBPD of throughput capacity and 180,000 barrels of storage for products IPO Assets (12-16-13) Port Arthur systems Lucas crude with 1.9 million barrels of storage and two crude oil pipelines Port Arthur products with 2.0 million barrels of storage and three products pipelines McKee products 33 ⅓% undivided interest in El Paso pipeline and terminal Allocable capacities of 21 MBPD for El Paso pipeline and 166,000 barrels for storage Memphis systems Collierville crude with 1.3 million barrels storage and 210 MBPD pipeline Memphis products with two pipelines, refinery truck rack, and West Memphis terminal (1.1 million barrels storage)

Houston, St. Charles, and Corpus Christi Terminals Corpus Christi (10-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Corpus Christi East and West refineries 10.1 million barrels of storage on Corpus Christi ship channel Houston and St. Charles (3-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Houston and St. Charles refineries 3.6 million barrels of storage on Houston ship channel 10 million barrels of storage on Mississippi River

McKee, Meraux and Three Rivers Terminals Meraux and Three Rivers Terminals (9-1-16) Crude oil, intermediates, and products storage capacity supporting VLO’s Meraux and Three Rivers refineries 6.2 million barrels of storage capacity McKee Terminal (4-1-16) Crude oil, intermediates, and products storage capacity supporting VLO’s McKee refinery 4.4 million barrels of storage capacity

Red River Pipeline Red River Pipeline (1-18-17) 40% undivided interest in Hewitt segment of Red River Pipeline supporting VLO’s Ardmore refinery with a connection from Hewitt to Wasson 138 miles of newly constructed 16-inch crude oil pipeline with 150,000 barrels per day of capacity Two 150,000 barrel capacity storage tanks at Hewitt Station that are 100% dedicated to VLP Long term contract with MVC that protects over 90% of forecasted revenue

Parkway Pipeline and Port Arthur Terminal Parkway Pipeline and Port Arthur Terminal (11-1-17) Products pipeline linking VLO’s St. Charles refinery with the Plantation and Colonial pipeline systems 141-mile, 16-inch refined petroleum products pipeline with 110,000 barrels per day of capacity with ability to expand to more than 200,000 barrels per day Crude oil, intermediates, and refined petroleum products terminal supporting VLO’s Port Arthur refinery 47 tanks with 8.5 million barrels of storage capacity Long term agreements with MVCs that protect approximately 85% of forecasted revenue Expect to contribute a total of $60 MM EBITDA in the first 12 months of operation

VLO’s Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent Majority of refineries designated as VPP Star Sites by OSHA, recognizing exemplary occupational safety and health programs

VLP Non-GAAP Disclosures: EBITDA, Distributable Cash Flow, and Debt-to-Adjusted Pro Forma EBITDA VLP defines EBITDA as net income before income tax expense, interest and debt expense, net of capitalized interest, and depreciation expense. VLP defines distributable cash flow as EBITDA less (i) EBITDA attributable to its Predecessor and cash payments during the period for interest, income taxes, and maintenance capital expenditures; plus (ii) adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. VLP defines coverage ratio as the ratio of distributable cash flow to the total distribution declared. EBITDA, distributable cash flow, debt-to-adjusted pro forma EBITDA, and coverage ratio are supplemental financial measures that are not defined under GAAP. They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to: describe VLP’s expectation of forecasted earnings; assess VLP’s operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; assess the ability of VLP’s business to generate sufficient cash to support its decision to make distributions to its unitholders; assess VLP’s ability to incur and service debt and fund capital expenditures; and assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. VLP believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, VLP’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. VLP uses distributable cash flow to measure whether it has generated from its operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. VLP’s partnership agreement contains the concept of “operating surplus” to determine whether VLP’s operations are generating sufficient cash to support the distributions that it is paying, as opposed to returning capital to VLP’s partners. Because operating surplus is a cumulative concept (measured from VLP’s IPO date and compared to cumulative distributions from the IPO date), VLP uses the term distributable cash flow to approximate operating surplus on a quarterly or annual, rather than a cumulative, basis. As a result, distributable cash flow is not necessarily indicative of the actual cash VLP has on hand to distribute or that it is required to distribute. VLP uses the distribution coverage ratio to reflect the relationship between its distributable cash flow and the total distribution declared. The debt-to-EBITDA ratio as defined in accordance with VLP’s debt covenants is the total debt and capital lease obligations divided by adjusted pro forma EBITDA for the trailing 12 month period. VLP believes that the presentation of debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

VLP Non-GAAP Disclosures: Debt-to-EBITDA VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands, Except Ratio Amount) Sep 30, 2017 Numerator: Total debt and capital lease obligations $895,177 Nine Months Ended Sep 30, 2016 Year Ended Dec 31, 2016 Nine Months Ended Sep 30, 2017 Denominator: Net income $129,032 $188,831 $174,169 Plus: Depreciation expense 34,652 45,965 36,393 Plus: Interest and debt expense, net of capitalized interest 9,582 14,915 25,587 Plus: Income tax expense 780 1,112 925 EBITDA 174,046 250,823 237,074 Less: EBITDA attributable to Predecessor (11,492) (11,492) — EBITDA attributable to Partnership $185,538 $262,315 $237,074 12 Months Ended Sep 30, 2017 EBITDA attributable to Partnership for 12 months ended Sep 30, 2017: Sum of EBITDA for nine months ended Sep 30, 2017 and year ended December 31, 2016 less EBITDA for nine months ended Sep 30, 2016 $313,851 Pro forma EBITDA adjustments: Plus: Jan 18, 2017 – Red River Pipeline ($7,000 x 3.6/12 months) 2,100 Adjusted pro forma EBITDA $315,951 Debt-to-adjusted pro forma EBITDA ratio ($895,177 / $315,951): 2.8x

VLP Non-GAAP Disclosures: Debt-to-EBITDA VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands, Except Ratio Amount) Dec 31, 2017 Numerator: Total debt and capital lease obligations $1,275,283 Year Ended Dec 31, 2017 Denominator: Net income $238,433 Plus: Depreciation expense 52,475 Plus: Interest and debt expense, net of capitalized interest 36,015 Plus: Income tax expense 1,335 EBITDA 328,258 Less: EBITDA attributable to Predecessor — EBITDA attributable to Partnership $328,258 Year Ended Dec 31, 2017 EBITDA attributable to Partnership for year ended Dec 31, 2017: $328,258 Pro forma EBITDA adjustments: Plus: Jan 18, 2017 – Red River Pipeline ($7,000 x 0.6/12 months) 350 Plus: Nov 1, 2017 – Port Arthur terminal and Parkway Pipeline ($59,600 x 10/12 months) 49,667 Adjusted pro forma EBITDA $378,275 Debt-to-adjusted pro forma EBITDA ratio ($1,275,283 / $378,275): 3.4x

VLP Non-GAAP Disclosures: Quarterly EBITDA and Distributable Cash Flow

VALERO ENERGY PARTNERS LP
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in Thousands)

	4Q2013	1Q2014	2Q2014	3Q2014	4Q2014	1Q2015	2Q2015	3Q2015	4Q2015	1Q2016	2Q2016	3Q2016	4Q2016	1Q2017	2Q2017	3Q2017	4Q2017
Net income	($6,900)	($8,280)	($6,929)	($7,934)	($10,218)	($269)	$19,161	$15,625	$36,795	$35,780	$44,545	$48,707	$59,799	$58,137	$58,443	$57,589	$64,264
Plus: Depreciation expense	8,958	8,319	8,632	10,398	10,560	10,364	10,578	13,760	10,976	11,512	11,821	11,319	11,313	11,775	12,505	12,113	16,082
Plus: Interest and debt expense, net of capitalized interest	59	228	221	214	209	601	1,411	1,353	2,748	2,659	3,251	3,672	5,333	8,289	8,551	8,747	10,428
Plus: Income tax expense (benefit)	(300)	157	150	129	112	(126)	(51)	115	313	242	303	235	332	304	310	311	410
EBITDA	1,817	424	2,074	2,807	663	10,570	31,099	30,853	50,832	50,193	59,920	63,933	76,777	78,505	79,809	78,760	91,184
Less: EBITDA attributable to Predecessor	(786)	(13,434)	(13,491)	(19,397)	(23,078)	(17,240)	(11,638)	(12,727)	(6,047)	(5,394)	(3,703)	(2,395)	—	—	—	—	—
EBITDA attributable to Partnership	2,603	13,858	15,565	22,204	23,741	27,810	42,737	43,580	56,879	55,587	63,623	66,328	76,777	78,505	79,809	78,760	91,984
Plus: Adjustments related to minimum throughput commitments	—	32	475	(235)	(164)	(20)	24	—	18	14	221	865	393	(897)	(828)	(15)	207
Plus: Projects prefunded by Valero	—	775	853	418	865	589	—	—	—	—	—	—	—	—	—	—	—
Plus: Other	—	—	—	—	—	384	—	—	—	—	—	—	—	—	—	—	—
Less: Cash interest paid	22	236	229	221	213	172	1,406	1,374	2,415	2,502	2,982	3,204	5,185	1,908	14,136	3,092	14,219
Less: Income taxes paid	—	—	9	—	—	—	441	—	—	—	496	—	9	—	695	—	24
Less: Maintenance capital expenditures	—	864	1,005	1,035	1,623	1,139	863	326	1,621	2,002	1,518	2,239	3,964	2,038	1,335	921	4,660
Distributable cash flow	$2,581	$13,565	$15,650	$21,131	$22,606	$27,452	$40,051	$41,880	$52,861	$51,097	$58,848	$61,750	$68,012	$73,662	$62,815	$74,732	$72,488

The statement of income data has been retrospectively adjusted to include the historical results of operations of the businesses acquired from Valero for periods prior to their dates of acquisition.

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VALERO ENERGY PARTNERS LP

Investor Relations Contacts For more information, please contact: John Locke Vice President, Investor Relations 210.345.3077 john.locke@valero.com Karen Ngo Senior Manager, Investor Relations 210.345.4574 karen.ngo@valero.com Tom Mahrer Manager, Investor Relations 210.345.1953 tom.mahrer@valero.com